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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2016

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)

(630) 875-7450
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

        On June 28, 2016, First Midwest Bancorp, Inc. ("First Midwest") announced its planned acquisition of Standard Bancshares, Inc. ("Standard"). In connection with the planned acquisition of Standard (the "merger"), the following financial statements are provided:

  •
  Audited consolidated balance sheets of Standard as of December 31, 2015 and 2014, the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for the years ended December 31, 2015, 2014 and 2013, the notes related thereto, and the Report of RSM US LLP, independent registered accounting firm, dated March 16, 2016.

  •
  Unaudited periodic consolidated balance sheets of Standard as of June 30, 2016 and December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for the six months ended June 30, 2016 and June 30, 2015 and the notes related thereto.

        The following unaudited pro forma condensed combined financial information of First Midwest and Standard is provided:

  •
  Unaudited pro forma condensed combined balance sheet as of June 30, 2016.

  •
  Unaudited pro forma condensed combined income statements for the six months ended June 30, 2016 and the year ended December 31, 2015.

  •
  Notes to unaudited pro forma condensed combined financial statements.

        The acquisition of Standard has not yet been completed and there can be no assurance that the merger will be completed as contemplated, or at all. For further information relating to the merger, please see First Midwest's current reports on Form 8-K filed on June 29, 2016 and June 30, 2016.

Item 9.01    Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses to be Acquired.

  Audited consolidated balance sheets of Standard as of December 31, 2015 and 2014, the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for the years ended December 31, 2015, 2014 and 2013, the notes related thereto, and the Report of RSM US LLP, independent registered accounting firm, dated March 16, 2016 are filed as Exhibit 99.1 hereto.

  Unaudited periodic consolidated balance sheets of Standard as of June 30, 2016 and December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for the six months ended June 30, 2016 and June 30, 2015 and the notes related thereto are filed as Exhibit 99.2 hereto.

  (b)
  Pro Forma Financial Information.

  First Midwest's and Standard's unaudited pro forma condensed combined balance sheet as of June 30, 2016, unaudited pro forma condensed combined income statement for the six months ended June 30, 2016 and the year ended December 31, 2015 and the notes related thereto are filed as Exhibit 99.3 hereto.

  (d)
  Exhibits.

15.1	Acknowledgement of RSM US LLP.
23.1	Consent of RSM US LLP.
99.1
Audited consolidated balance sheets of Standard as of December 31, 2015 and 2014, the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for the years ended December 31, 2015, 2014 and 2013, the notes related thereto, and the Report of RSM US LLP, independent registered accounting firm, dated March 16, 2016.
99.2
Unaudited periodic consolidated balance sheets of Standard as of June 30, 2016 and December 31, 2015, the related consolidated statements of income, comprehensive income, changes in shareholders' equity, and cash flows for the six months ended June 30, 2016 and June 30, 2015 and the notes related thereto.
99.3
First Midwest's and Standard's unaudited pro forma condensed combined balance sheet as of June 30, 2016, unaudited pro forma condensed combined income statements for the six months ended June 30, 2016 and for the year ended December 31, 2015 and the notes related thereto.

Forward-Looking Statements

        This document may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and we caution you not to place undue reliance on these statements. Forward-looking statements are made only as of the date hereof, and we undertake no obligation to update any forward-looking statements to reflect new information or events or conditions after the date hereof.

        Forward-looking statements are subject to certain risks, uncertainties and assumptions, including, but not limited to: expected synergies, cost savings and other financial or other benefits of the proposed transaction between First Midwest and Standard might not be realized within the expected timeframes or might be less than projected, the requisite shareholder and regulatory approvals for the proposed transaction between First Midwest and Standard might not be obtained, or might not be obtained in a timely manner, credit and interest rate risks associated with First Midwest's and Standard's respective businesses, customer borrowing, repayment, investment and deposit practices, and general economic conditions, either nationally or in the market areas in which First Midwest and Standard operate or anticipate doing business, may be less favorable than expected, new regulatory or legal requirements or obligations, and other risks, uncertainties and assumptions identified under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2015, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of such filings describe additional factors that could impact First Midwest's business, financial performance and pending or consummated acquisition transactions, including the proposed acquisition of Standard.

Additional Information for Stockholders

        The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Standard, First Midwest has filed a registration statement on Form S-4 (file no. 333-213532) with the Securities and Exchange Commission ("SEC"). The registration statement includes a joint proxy statement of First Midwest and Standard, which also constitutes a prospectus of First Midwest, that First Midwest and Standard will send to their respective shareholders once finalized. Investors and shareholders are advised to read the joint proxy statement/prospectus because it contains important information about First Midwest, Standard and the proposed transaction. This document and other documents relating to the merger filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, One Pierce Place, Suite 1500, Itasca, Illinois 60143 or by calling (630) 875-7463, or from Standard upon written request to Standard Bancshares, Inc., Attn: Lawrence P. Kelley, President and Chief Executive Officer, 7800 West 95th Street, Hickory Hills, Illinois 60457 or by calling (708) 499-2000.

Participants in the Proposed Standard Transaction

        First Midwest, Standard and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of First Midwest and Standard in connection with the proposed Standard transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the joint proxy statement/prospectus regarding the proposed Standard transaction. Additional information about First Midwest and its directors and officers may be found in the definitive proxy statement of First Midwest relating to its 2016 Annual Meeting of Stockholders filed with the SEC on April 14, 2016 and First Midwest's annual report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 23, 2016. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at www.sec.gov.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc. (Registrant)

Date: September 22, 2016	By:	/s/ NICHOLAS J. CHULOS Nicholas J. Chulos Executive Vice President, Corporate Secretary, and General Counsel

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES